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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               -------------------
                                    FORM 8-K
                               -------------------

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                   May 7, 1999
           -----------------------------------------------------------
                Date of Report (Date of earliest event reported)


                             DATAMETRICS CORPORATION
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             (Exact name of registrant as specified in its charter)


                                    DELAWARE
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                 (State or other jurisdiction of incorporation)


        0-8567                                                 95-3545701
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(Commission File Number)                                    (I.R.S. Employer
                                                           Identification No.)


   25B HANOVER ROAD, FLORHAM PARK, NJ                            07932
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(Address of principal executive offices)                       (Zip Code)


                                 (973) 377-3900
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               Registrant's telephone number, including area code

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS.

                  1. On May 7, 1999 ("Closing Date"), several purchasers (the "Purchasers") purchased an aggregate 1,500,000 shares of the Common Stock (the "Shares") of Datametrics Corporation (the "Registrant") at a purchase price of $1.00 per share, pursuant to a Common Stock Purchase Agreement (the "Purchase Agreement"). In connection with the sale of the Shares, the Purchasers received warrants ("Warrants") to purchase up to an aggregate 1,500,000 shares of the Registrant's Common Stock for a per share exercise price of the lesser of (i) $1.35; or (ii) the volume-weighted average price of the Common Stock for the 20 trading days immediately preceding the notice of exercise. Under a related Registration Rights Agreement, the Registrant has agreed to file a Registration Statement on Form SB-2 by June 1999 with respect to the Shares purchased and the shares of Common Stock which may be acquired upon exercise of the Warrants ("Warrant Shares"). The Registrant expects to file a Registration Statement on Form SB-2 registering its Common Stock for resale by the Purchasers and other selling shareholders.

                  The aggregate cash consideration paid by the Purchasers was $1,500,000, of which $250,000 was previously advanced to the Registrant pursuant to a promissory note executed by the Registrant, dated April 27, 1999. The promissory note was canceled upon consummation of the Purchase Agreement.

                  The Purchase Agreement prohibits the Registrant, without prior consent, from issuing any Common Stock or any financial instruments convertible into shares of Common Stock for a period of 120 days following the Closing Date, and 30 days following the effective date of a registration statement with respect to the Shares and Warrant Shares. In addition, the Purchasers are prohibited from disposing of the Shares, Warrants or Warrant Shares for a period of 60 days following the Closing Date.

                  The Warrants are exercisable immediately and at any time during the 5-year period commencing with the Closing Date. Twenty-Five percent of the Warrants are callable by the Registrant if its Common Stock has traded at a price equal to or greater than $3.00 per share for the 20 consecutive days prior to the date of any call notice, provided that the Warrant Shares are registered at the time of the call. The Warrants are subject to adjustment in certain circumstances to protect against antidilution.

                  The Registrant also paid a fee representing 5% of the aggregate purchase price in the form of Common Stock and Warrants to an investment bank for brokerage and finding services rendered in connection with the transaction.

                  Proceeds of the sale of the Shares and Warrants are to be used for working capital and payment of other obligations (including payment of $850,000 to The Manufacturer's Life Insurance Company (U.S.A.) pursuant to a
Mutual Release and Settlement Agreement dated as of March 9, 1999). It is anticipated that any proceeds received by the Registrant upon the exercise of the Warrants will be used for working capital.


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                  2.  Based  on  the  Company's  recent  financial  performance, certain continued listing guidelines of the American Stock Exchange (the "AMEX") are not currently met. Accordingly, there can be no assurance that the listing of the Company's Common Stock on the AMEX will be continued. However, the Company believes that the foregoing sale of additional equity will favorably influence the AMEX's evaluation of continued listing.

                  The above discussion is qualified in its entirety by reference to the Common Stock Purchase Agreement, the Registration Rights Agreement and the Form of Warrant, which are substantially the same as Exhibits 4.1, 4.2 and
4.3 respectively, and are incorporated herein by this reference.

Item 7.  Financial Statements and Exhibits.

            a.       Financial statements of business acquired.

                     Not Applicable.

            b.       Pro forma financial information.

                     Not Applicable.

            c.       Exhibits.

                     The following exhibits are filed with this report:

                     Exhibit No.      Title.
                     -----------      ------

                     4.1      Common  Stock  Purchase  Agreement,  dated  May 7,
                              1999,  by  and  among  the   Registrant   and  the
                              Purchasers listed therein.

                     4.2 Registration Rights Agreement, dated May 7, 1999, by and among the Registrant and the Purchasers listed therein.

                     4.3      Form of Warrant.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     DATAMETRICS CORPORATION


                                    By: /s/ Daniel P. Ginns
                                       -----------------------------------------
                                            Daniel P. Ginns
                                            Chairman and Chief Executive Officer


Dated: May 14, 1999



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                                  EXHIBIT INDEX


Exhibit No.       Title.
-----------       ------

4.1               Common Stock Purchase Agreement,

4.2               Registration Rights Agreement.

4.3               Form of Warrant.